UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2020

Commission File Number: 001-36542
___________________________________________________________
TerraForm Power, Inc.

(Exact name of registrant as specified in its charter)
___________________________________________________________

Delaware	46-4780940
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)
200 Liberty Street, 14th Floor New York, New York	10281
(Address of principal executive offices)	(Zip Code)

646-992-2400
(Registrant’s telephone number, including area code)

N/A
☐(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TERP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Reorganization Agreement

On March 16, 2020, TerraForm Power, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and among Brookfield Renewable Partners L.P., an exempted limited partnership formed under the laws of Bermuda (“BEP”), Brookfield Renewable Corporation, a corporation incorporated under the laws of British Columbia and an indirect subsidiary of BEP (“BEPC”), 2252876 Alberta ULC, an unlimited liability corporation incorporated under the laws of Alberta and a wholly owned direct subsidiary of BEP (“Acquisition Sub” and, together with BEP and BEPC, the “BEP Entities”), the Company, and TerraForm Power NY Holdings, Inc., a newly formed New York corporation and a wholly owned direct subsidiary of the Company (“Holdings” and, together with the Company, the “Company Entities”). The Board of Directors of the Company (the “Board”), upon the unanimous recommendation of a Special Committee of the Board consisting of the non-executive, disinterested and Independent Directors of the Company (the “Special Committee”), and the Board of Directors of the general partner of BEP approved the Reorganization Agreement and the transactions contemplated thereby.

The Reorganization Agreement provides for, among other things, the acquisition by the BEP Entities of the Company’s Class A common stock, par value $0.01 (the “Common Stock”), not already owned by BEP and its affiliates (the “Public Shares”) on the terms and subject to the conditions set forth therein. Pursuant to the Reorganization Agreement, each holder of Public Shares will be entitled to receive for each Public Share held by such holder as consideration 0.381 class A exchangeable subordinate voting shares, no par value, of BEPC (the “BEPC Shares”) or, at the election of such holder, 0.381 of a limited partnership unit of BEP (the “BEP Units”), in each case as adjusted for the BEPC Distribution (as defined and described below) (such 0.381 exchange ratio as adjusted, the “Adjusted Exchange Ratio”) plus any cash paid in lieu of fractional BEP Units or BEPC Shares, as applicable (the “Consideration”). Holders of Public Shares who do not make any election will receive BEPC Shares. There is no limit on the number of Public Shares that may elect to receive BEPC Shares or BEP units. The BEPC Shares will be structured with the intention of being economically equivalent to the BEP Units, including identical distributions, as and when declared, and will be fully exchangeable at any time, at the option of holders of such BEPC Shares, for a BEP Unit, initially on a one-for-one basis, subject to adjustment for certain events.

The Transaction (as defined below) is intended to be tax deferred for holders of Public Shares. Tax deferral for holders of Public Shares electing to receive BEPC Shares requires a favorable ruling from the IRS on certain aspects of the Transaction (the “IRS Ruling”), which has been requested. Tax deferral for holders of Public Shares electing to receive BEP Units does not require receipt of the IRS Ruling. Consummation of the Transaction is not subject to receipt of the IRS Ruling.

The acquisition of the Public Shares will be consummated through a series of transactions (the “Transaction”), including:

•
the merger of the Company with and into Holdings, with Holdings surviving such merger (the “Reincorporation Merger”), with (x) each Company stockholder who does not make an election to receive Holdings Class C Shares (as defined below) (and, upon completion of the BEP Exchange (as defined below), BEP Units) receiving a number of Holding’s Class B common stock, par value $0.01 (the “Holdings Class B Shares”), equal to the number of Public Shares held by such stockholder, and (y) each Company stockholder who makes an election to receive Holdings Class C Shares (and, upon completion of the BEP Exchange, BEP Units) receiving a number of Holding’s Class C common stock, par value $0.01 (the “Holdings Class C Shares”), equal to the number of Public Shares held by such stockholder; followed immediately by

•
a series of binding share exchanges effected under New York Business Corporation Law (the “NYBCL”), pursuant to which (x) BEPC will acquire each Holdings Class B Share in exchange for the applicable Consideration described above (the “BEPC Exchange”), consisting of BEPC Shares and cash in lieu of fractional BEPC Shares, and (y) Acquisition Sub will acquire each Holdings Class C Share in exchange for the applicable Consideration described above (the “BEP Exchange” and, together with the BEPC Exchange, the “Share Exchange”), consisting of BEP Units and cash in lieu of fractional BEP Units.

All outstanding restricted stock units of the Company (the “Company RSUs”) will be converted into restricted stock units with respect to Holdings Class B Shares (the “Holdings RSUs”) on a one-for-one basis at the effective time of the Reincorporation Merger. At the effective time of the Share Exchange, each Holdings RSU will then be converted into a time-based restricted stock unit of BEPC with respect to a number of BEPC Shares equal to the product of (i) the number of shares subject to such Holdings RSU immediately prior to the effective time of the Share Exchange and (ii) the Adjusted Exchange Ratio. Such restricted stock units will be subject to substantially the same terms and conditions as were applicable to the Company RSUs (except that the form of payment upon vesting will be in BEPC Shares).

The Company Entities and the BEP Entities each have made customary representations, warranties and covenants in the Reorganization Agreement, in each case generally subject to customary materiality qualifiers. The Company Entities and the BEP Entities have also agreed, subject to certain exceptions, to various other customary covenants and agreements, including agreements to conduct their respective businesses in the ordinary course during the period between the date of the Reorganization Agreement and the closing and, subject to certain exceptions, to refrain from certain actions during that time, including, (i) declaring and making dividends; (ii) acquiring assets if such acquisition would reasonably be expected to prevent, materially delay or materially impede the consummation of the Transaction; (iii) with respect to BEP and BEPC, authorizing or entering into a plan of complete or partial liquidation or dissolution and (iv) amending their organizational documents. The Company has also agreed to refrain from soliciting or responding to alternative proposals for a transaction, except that the Board, acting at the recommendation of the Special Committee, may change its recommendation to stockholders if it determines that a failure to do so would be reasonably likely to be inconsistent with its fiduciary duties, subject to a three business day notification period for the BEP Entities.

The consummation of the Transaction is conditioned on the satisfaction or waiver (except with respect to the condition set forth in clause (i) below, which is not waivable) of certain events, including, among other matters, (i) the approval by each of (A) the holders of a majority of the Common Stock outstanding and entitled to vote thereon and (B) the holders of a majority of the Public Shares outstanding and entitled to vote thereon (collectively, the “Requisite Company Stockholder Approvals”), (ii) the BEPC Shares and BEP Units to be issued to the Company’s stockholders in the Transaction having been approved for listing on the New York Stock Exchange and the Toronto Stock Exchange, (iii) applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired and Competition Act, R.S.C., 1985, c. C 34 approval and certain other specified required government approvals having been obtained, (iv) no temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction (collectively, “Restraints”) being in effect preventing, making illegal or prohibiting the consummation of the Transactions, (v) effectiveness of certain of the BEP Entities’ F-3 and F-4 registration statements, and (vi) filing of a prospectus in Canada under applicable securities law. The Company’s obligation to consummate the Transaction is also conditioned on the satisfaction or waiver of certain other events, including, (A) receipt by the Company of an opinion from Torys LLP with respect to certain tax matters, (B) the contribution of certain assets of BEP into BEPC, and (C) the BEPC Distribution (as defined below) has occurred or all actions reasonably necessary to cause the BEPC Distribution to occur substantially simultaneously with the closing has occurred. By reason of the commitment of the Stockholders (as defined below) under the Voting Agreement (as defined below) to vote their Common Stock in favor of the Transaction, the condition described in clause (i) above will be satisfied if the Transaction is approved by the holders of a majority of the Public Shares outstanding and entitled to vote thereon.

The Reorganization Agreement contains certain termination rights for both the Company and BEP, including, by mutual consent of the Company and BEP; by either the Company or BEP, if (i) the Transaction has not been consummated on or before December 16, 2020, subject to a further three-month extension under certain circumstances; (ii) if the other party breaches any of its representations, warranties, covenants or other agreements in the Reorganization Agreement that is not reasonably capable of being cured by the end date above or is not cured in accordance with the terms of the Reorganization Agreement and such breach would cause the applicable closing conditions not to be satisfied; (iii) if the condition set forth in clause (iv) of the preceding paragraph has not been satisfied and the Restraint giving rise to such non-satisfaction has become final and nonappealable; and (v) if either of the Requisite Company Stockholder Approvals has not been obtained upon a vote at a duly held meeting. Additionally, BEP has the right to terminate the Reorganization Agreement if the Board, acting at the recommendation of the Special Committee, changes its recommendation. If the Reorganization Agreement is terminated by either the Company or BEP because the Required Company Stockholder Approvals are not obtained, the Company will pay to BEP a fee equal to $15,000,000.

The Reorganization Agreement provides that, on or prior to the closing date, the BEP Entities will, and will cause their applicable affiliates to, enter into various other agreements substantially in the forms attached to the Reorganization Agreement, including:

•
a rights agreement between Brookfield Asset Management Inc. (“BAM”) and Wilmington Trust, National Association, as the rights agent (referred to in the Reorganization Agreement as the “Rights Agreement”), pursuant to which BAM will agree to satisfy the obligations of BEP and BEPC to exchange BEPC Shares for BEP Units where BEPC or BEP have not satisfied such exchange request by a holder of BEPC Shares, in each case, subject to the terms and conditions set forth in the Rights Agreement;

•	certain subordinated credit agreements between a BEP and BEPC subsidiary in order to allow for cash management among BEP and its subsidiaries following the closing;

•
an equity commitment agreement by and among Brookfield BRP Holdings (Canada) Inc., a subsidiary of BEP (“Canada HoldCo”), BEP and BEPC, pursuant to which (x) for 10 years following closing, Canada Holdco will agree to subscribe for up to $1 billion of BEPC class C non-voting shares, in order to fund growth capital investments and acquisitions or working capital and (y) until there are no longer any BEPC Shares held by the public, BEP will agree not to declare or pay any distribution on the BEP Units if BEPC does not have sufficient money or other assets to enable BEPC to declare and pay an equivalent dividend on the BEPC Shares; and

•	amended articles of BEPC, which will include the rights, preferences and privileges of the BEPC capital stock, including the BEPC Shares.

The foregoing summary of the Reorganization Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and referenced herein.

The Reorganization Agreement and the above description of the Reorganization Agreement have been included to provide investors and security holders with information regarding the terms of the Reorganization Agreement. They are not intended to provide any other factual information about the Company, the BEP Entities or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of the Reorganization Agreement and as of specific dates, were solely for the benefit of the parties to the Reorganization Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by certain materiality thresholds and confidential disclosures. The representations, warranties and covenants contained in the Reorganization Agreement were made by each contracting party to the other for the purposes of allocating contractual risk between them with respect to the Transactions that differs from the risks applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the BEP Entities or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, BEP or BEPC. Accordingly, investors should read the representations and warranties in the Reorganization Agreement not in isolation but only in conjunction with the other information about the Company, BEP and their respective subsidiaries that they include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

BEPC Distribution

Concurrently with the closing of the Transactions, BEP will undertake a special distribution of BEPC Shares (the “BEPC Distribution”) to holders of BEP Units. As a result of the BEPC Distribution, holders of BEP Units will receive BEPC Shares for their BEP Units in accordance with a distribution ratio to be determined by the Board of Directors of the general partner of BEP. Holders of Public Shares who elect to receive BEP Units pursuant to the BEP Exchange will not be entitled to receive, and will not receive, BEPC Shares in the BEPC Distribution.

Voting Agreement

Simultaneously with the execution of the Reorganization Agreement, the Company entered into a Voting Agreement (the “Voting Agreement”) with BBHC Orion Holdco L.P. (“BBHC”) and Orion U.S. Holdings 1 L.P. (and together with BHBC, the “Stockholders”), pursuant to which the Stockholders have agreed, among other things, to vote their respective Common Stock in favor of the approval of the Reorganization Agreement and against any alternative proposal as further set forth in the Voting Agreement. The Stockholders beneficially own approximately 61.65% of the outstanding Common Stock.

The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and referenced herein.

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements and information within the meaning of Canadian provincial securities laws and “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, Section 21E of the U.S. Securities Exchange Act of 1934, as amended, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and in any applicable Canadian securities regulations. The words “will”, “intend”, “should”, “could”, “target”, “growth”, “expect”, “believe”, “plan”, derivatives thereof and other expressions which are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify the above mentioned and other forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include statements regarding the transaction, the prospects and benefits of the combined company and the special distribution of BEPC shares and any other statements regarding the parties’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance. Although the Company believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, you should not place undue reliance on them, or any other forward-looking statements or information in this Current Report on Form 8-K. The future performance and prospects of BEP and the Company are subject to a number of known and unknown risks and uncertainties. Factors that could cause actual results of BEP and the Company to differ materially from those contemplated or implied by the statements in this Current Report on Form 8-K include negative effects from the pendency of the proposed transaction; uncertainties as to whether the Company’s Special Committee will continue to recommend any transaction with BEP to the Company’s stockholders; uncertainties as to whether the Company stockholders not affiliated with BEP will approve any transaction; uncertainties as to whether the other conditions to the transaction will be satisfied on the anticipated schedule or at all; the timing of the transaction and whether the transaction will be completed, including as a result of potential litigation in connection with the transaction; failure to realize contemplated benefits from the transaction, including the possibility that the expected synergies and value creation from the transaction will not be realized; the inability to retain key personnel; and incurrence of significant costs in connection with the transaction. For further information on these known and unknown risks, please see “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and in BEP’s Form 20-F and other risks and factors that are described therein and that are described in BEP’s and BEPC’s joint preliminary Form F-1 and prospectus filed with the SEC and the securities regulators in Canada.

The foregoing list of important factors that may affect future results is not exhaustive. The forward-looking statements represent our views as of the date of this Current Report on Form 8-K and should not be relied upon as representing our views as of any subsequent date. While we anticipate that subsequent events and developments may cause our views to change, we disclaim any obligation to update the forward-looking statements, other than as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*
Agreement and Plan of Reorganization, by and among TerraForm Power, Inc., Brookfield Renewable Partners L.P., Brookfield Renewable Corporation, 2252876 Alberta ULC and TerraForm Power NY Holdings, Inc., dated March 16, 2020.

10.1	Voting Agreement, by and among TerraForm Power, Inc., BBHC Orion Holdco L.P. and Orion U.S. Holdings 1 L.P., dated March 16, 2020.

*The schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Any solicitation will only be made through materials filed with the SEC. Nonetheless, this Current Report on Form 8-K may be deemed to be solicitation material in respect of the transaction by BEP, BEPC and the Company. BEP and BEPC expect to file relevant materials with the SEC, including a registration statement on Form F-4 that will include a proxy statement of the Company that also constitutes a prospectus of BEP and BEPC (the “F-4”). This Current Report on Form 8-K is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that BEP, BEPC or the Company may file with the SEC or send to shareholders in connection with the transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC (IF AND WHEN THEY BECOME AVAILABLE), INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Investors and security holders will be able to obtain copies of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC (if and when available) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at www.terraformpower.com/. Copies of documents filed with the SEC by BEP and BEPC will be made available free of charge on BEP’s website at http://bep.brookfield.com/. Such documents are not currently available.

Participants in Solicitation

The Company and its Directors and executive officers, BEPC and its Directors and executive officers, and BEP and its Directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company common stock in respect of the transaction. Information about the Directors and executive officers of the Company is set forth on its website at www.terraformpower.com/. Information about the Directors and executive officers of BEP is set forth on its website at http://bep.brookfield.com/. Information about the Directors and executive officers of BEPC will be set forth on its preliminary Form F-1. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-solicitation

No securities regulatory authority has either approved or disapproved of the contents of this Current Report on Form 8-K. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2020	TERRAFORM POWER, INC.

	By:	/s/William Fyfe
William Fyfe
General Counsel